UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)     February 7, 2006

                            CIGMA METALS CORPORATION
             (Exact name of registrant as specified in its charter)


  Florida                            0-27355                 98-0203244
  (State or other jurisdiction       (Commission             (IRS Employer
  of incorporation)                  File Number)            Identification No.)

PO BOX 73529, 1014 Robson Street, Vancouver, BC Canada       V6E 4L9
(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, Including the area code:      (604) 687-4432


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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CIGMA METALS CORPORATION
------------------------

Item 4.01 Changes in Registrant's Certifying Accountant

Effective January 7, 2006, Cigma Metals Corporation (the "Company") dismissed its prior independent public accountant, Moore Stephens Ellis Foster Ltd. and retained as its new independent public accountant Dale Matheson Carr-Hilton LaBonte. Moore Stephens Ellis Foster Ltd.'s report on the Company's financial statements during the most recent fiscal year contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company's ability to continue as a going concern.

The decision to change accountants was approved by the Company's Board of Directors.

During the last two fiscal years and the subsequent interim period through February 7, 2006, there were no disagreements between the Company and Moore Stephens Ellis Foster Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens Ellis Foster Ltd., would have caused it to make a reference to the subject matter of disagreements in connection with its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B within the last fiscal year and through February 7, 2006.

The Company has made the contents of this Form 8-K available to Moore Stephens Ellis Foster Ltd. and has requested Moore Stephens Ellis Foster Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether Moore Stephens Ellis Foster Ltd agrees or disagrees with, or wishes to clarify the Company's expression of their views. A copy of the letter from Moore Stephens Ellis Foster Ltd. to the Securities and Exchange Commission is filed as
Exhibit  16  to  this  Current  Report  on  Form  8-K.

Effective February 7, 2006, the Company engaged Dale Matheson Carr-Hilton LaBonte as its new independent registered public accountants to audit the Company's financial statements. The appointment of Dale Matheson Carr-Hilton LaBonte was recommended and approved by the Company's board of directors. During the Company's last two most recent fiscal years and the subsequent interim period to date hereof, the Company has not consulted Dale Matheson Carr-Hilton LaBonte regarding either: (1) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (2) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.


Item 9.01     Financial Statements and Exhibits

(d)     Exhibits:

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K

16.0    Letter from Moore Stephens Ellis Foster Ltd., dated as of February 7,
        2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CIGMA METALS CORPORATION


Date: February 7, 2006                        by: /s/ Lars Pearl
      ----------------                            --------------
                                                      Lars Pearl
                                              President and Director


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